UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street, NW, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As of July 31, 2024, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), sold the remaining shares of its common stock, par value $0.01 per share (the “Common Stock”), registered and available to be sold under its common stock at-the-market program, pursuant to the Company’s related prospectus supplement, dated February 23, 2023, and the accompanying base prospectus, dated February 23, 2023, forming part of the Company’s effective shelf registration statement on Form S-3 (File No. 333-262861) (as amended and/or supplemented from time to time, the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). On August 9, 2024, the Company, IAS Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and Invesco Advisers, Inc., a Delaware corporation (the “Manager”), entered into an equity distribution agreement (the “Equity Distribution Agreement”) with BTIG, LLC, Citizens JMP Securities, LLC and JonesTrading Institutional Services LLC (the “Placement Agents”), pursuant to which the Company may sell up to 18,000,000 shares of Common Stock (the “Shares”), from time to time through the Placement Agents. The Shares are registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Statement, as amended. The Company has filed with the Commission a prospectus supplement, dated August 9, 2024, to the base prospectus filed with Post-Effective Amendment No. 3 to the Registration Statement on April 6, 2024, in connection with the offer and sale of the Shares from time to time in the future.

Subject to the terms and conditions of the Equity Distribution Agreement, the Placement Agents will each use commercially reasonable efforts consistent with their respective sales and trading practices to solicit offers to purchase the Shares in accordance with instructions from the Company. Sales, if any, of the Shares made through the Placement Agents may be made by means of ordinary brokers’ transactions on the NYSE or otherwise at market prices prevailing at the time of sale (which may be deemed to be “at the market” offerings as defined in Rule 415(a)(4) under the Securities Act) or negotiated transactions, or as otherwise agreed with the Placement Agents, including in block transactions or any other method permitted by law. The Placement Agents will be entitled to compensation of up to 2.00% of the gross proceeds from the sale of the Shares sold through the Placement Agents from time to time pursuant to the terms of the Equity Distribution Agreement.

The Company is not obligated to sell, and the Placement Agents are not obligated to buy or sell, any Shares under the Equity Distribution Agreement. No assurance can be given that the Company will sell any Shares under the Equity Distribution Agreement, or, if it does, as to the price or number of Shares that it sells, or the dates when such sales will take place.

The Company, the Operating Partnership and the Manager made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership, the Manager and the Registration Statement in the Equity Distribution Agreement and also agreed to indemnify the Placement Agents against certain liabilities, including liabilities under the Securities Act. The representations, warranties and covenants set forth in the Equity Distribution Agreement were made only for purposes of the Equity Distribution Agreement, and only as of the specified dates provided therein. The representations, warranties and covenants in the Equity Distribution Agreement were made solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Equity Distribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Equity Distribution Agreement is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 1.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2024, the Board of Directors (the “Board”) of the Company adopted resolutions to authorize and approve an amendment to the Company’s Amended and Restated Charter, as amended and supplemented, to revise Section 6.1 of Article VI thereof in order to effect an increase in the number of authorized shares of the Company’s Common Stock from 67,000,000 to 134,000,000 (the “Amendment”).

A copy of the Articles of Amendment to the Amended and Restated Charter (the “Articles of Amendment”) is attached to this Report as Exhibit 3.1 and is incorporated herein by reference. The Amendment became effective upon filing the Articles of Amendment with the Maryland Department of Assessments & Taxation on August 8, 2024. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated August 9, 2024, among the Company, the Operating Partnership, the Manager and the Placement Agents

3.1	Articles of Amendment of Invesco Mortgage Capital Inc.

5.1	Legality Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Tina Carew
Name:	Tina Carew
Title:	Vice President, General Counsel and Secretary

Dated: August 9, 2024